UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2005

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 583-9029

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 7, 2005, the Office of the Chief Accountant of the Securities and Exchange Commission (“SEC”) issued a letter to the American Institute of Certified Public Accountants expressing its views regarding certain operating lease accounting issues and their application under accounting principles generally accepted in the United States of America (“GAAP”). In light of this letter, the Company re-evaluated its lease accounting practices and has determined that the method of accounting for tenant improvement allowances and rent holidays was not in accordance with GAAP. Like many other retail companies, the Company will correct the way it accounts for leases, specifically its accounting for tenant improvement allowances and rent holidays.

Additionally, the Company has determined that income taxes previously disclosed in its Quarterly Reports on Form 10-Q for the second and third quarters in the fiscal year ended January 29, 2005 should be restated to properly reflect the recognition of a tax valuation allowance relating to discontinued operations, which should be presented net in the Company’s loss from discontinued operations. There is no change to reported net income for this restatement.

On April 22, 2005, management of the Company and the Audit Committee of the Board of Directors, concluded that the Company’s previously issued consolidated financial statements, including those in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004 and the Company’s Quarterly Reports on Form 10-Q for the first three quarters in the fiscal year ended January 29, 2005 will be restated. Accordingly, such previously reported financial results and the related Independent Registered Public Accountant’s Reports should no longer be relied upon. The impact of these restatement adjustments will be reflected in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005. Management and the Audit Committee discussed these matters with Deloitte & Touche LLP, the Company’s Independent Registered Public Accounting Firm. A copy of the Company’s press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1    Copy of press release, dated April 25, 2005, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC.
(Registrant)

Date: April 26, 2005	By:	/s/ Doug Felderman
	Name:	Doug Felderman
	Title:	Chief Financial Officer